UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 21, 2024

 NRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Orange Street, Suite 600 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

(484) 254-6134

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 21, 2024, NRx Pharmaceuticals, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). During the course of the Special Meeting, the Company’s stockholders considered the proposal below. The final results of the vote regarding such proposal are set forth in the following table.

Proposal 1. The Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors of the Company (the “Board”) but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of the Company’s common stock, $0.001 par value per share, at a ratio in the range of 1-for-2 to 1-for-15, with such ratio to be determined by the Board in its discretion and included in a public announcement. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
53,597,974	2,441,255	742,125

By approving the foregoing proposal, the stockholders granted the Board discretion to implement a reverse stock split at a ratio within the approved range or to not effect any reverse stock split at all. The proposal is described in detail in the Company’s definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on March 11, 2024, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

Item 7.01	Regulation FD Disclosure.

On March 21, 2024, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Report.

Exhibit No.	Description
99.1	Press Release, dated March 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX PHARMACEUTICALS, INC.

Date: March 21, 2024	By:	/s/ Stephen Willard
	Name:	Stephen Willard
	Title:	Chief Executive Officer